SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported)  April 11, 1996


                              THE BOSTON BANCORP
            (Exact name of registrant as specified in its charter)

Massachusetts                 0-13795                04-2850710
(State or other            (Commission File         (IRS Employer
jurisdiction of             Number)                 Identification No.)
incorporation)

          460 West Broadway, South Boston, Massachusetts     02127
              (Address of principal executive officer)    (Zip Code)



       Registrant's telephone number, including area code: (617) 268-2500


                     Not applicable
       (Former name or former address, if changed since last report)





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Item 5.    Other Events

     The Annual Meeting of the stockholders of The Boston Bancorp was held on February 11, 1996. At that meeting, the Merger Agreement with Bank of Boston Corporation was approved by more than the required two-thirds of the outstanding shares of The Boston Bancorp. The Merger, which remains subject to regulatory approval, is expected to be consummated in June 1996. In addition, Robert E. Lee and Frank G. Neal, Jr. were elected directors of the The Boston Bancorp to serve for a term of three years or, if earlier, until the effective date of the Merger.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

 (c)  Exhibits      A list of exhibits required is given in the Exhibit Index
                    that precedes the exhibits filed with this report.









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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                              THE BOSTON BANCORP


                              By:    /s/David L. Smart
                                   David L. Smart
                                   Vice President and Treasurer
Date:  April 11, 1996









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                                 EXHIBIT INDEX

     The following exhibits are filed with the Current Report on Form 8-K.

                                                            Sequential Page
Exhibit No.         Description                                 Number

    99a             Press Release re: 1996 Annual Meeting          5
                    of Stockholders of Bank of Boston
                    Corporation













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